                        CONFIDENTIAL - EXECUTION ORIGINAL
--------------------------------------------------------------------------------

                                  NOVELL, INC.

                          COMPOSITE SIGNATURE AGREEMENT

Name and Address of Customer:
Digital Products, Inc.                      telephone: 617-647-1234
411 Waverly Oaks Road                       facsimile: 617-647-4474
Waltham, MA 02154

Novell Branch Office:

122 East 1700 South                         telephone: 801-429-7000
Provo, Utah 84606                           facsimile:801-453-1267



         This Composite Signature Agreement is entered into by and between Novell Inc. ("Novell") and Digital Products, Inc. ("Developer"), and shall commence on the date accepted and executed by Novell ("Effective Date").

         This Composite Signature Agreement, when signed by Novell and Developer, shall have the same effect as each of the below identified documents would have if signed by Developer.

Initials          Title of Document
__________        Special Addendum (digi.4-0)
__________        Novell Embedded Systems Technology (NEST) Master Agreement (NESTMSTR.103)
__________        NEST SDK Technology Provider Supplement (PROVIDER.101)
__________        NEST SDK Developer Product Distribution License Exhibit (SDKOEM.100)


         Each of the identified documents is incorporated by reference. In the event of a conflict or ambiguity between documents, the specific shall control the general; the relative order of specificity of the documents is as follows:
(1) Special Addenda, (2) Standard Addenda, and (3) the Standard Agreement.

         DEVELOPER ACKNOWLEDGES THAT DEVELOPER HAS READ EACH OF THE DOCUMENTS DESIGNATED BY THE INITIALS OF DEVELOPER'S AUTHORIZED REPRESENTATIVE, UNDERSTANDS THEM, AND AGREES TO BE BOUND BY THEIR TERMS AND CONDITIONS:

         This Agreement, together with all referenced documents, is the exclusive statement of the entire agreement between Novell and Developer and supersedes all prior oral and written representations or agreements between the parties as to the subject matter of the Agreement.

Accepted by:

Novell, Inc.                             Digital Products, Inc.
By:                                      By:
-------------------------------------------------------------------------------
Title:                                   Title:
-------------------------------------------------------------------------------
Date:                                    Date:
-------------------------------------------------------------------------------











                                SPECIAL ADDENDUM

Novell and Developer acknowledge and agree that the following terms and conditions amend and supplement the Agreement between the parties and by this reference, this Special Addendum is incorporated into and made a part of the Agreement.

1.      Add the following definitions to Section 2 of the Supplement:

        "Added-Value Requirement" means the specific services or activities which Developer is required to provide Licensed Customers in order to be eligible for a percentage of the Customer Royalty. More specifically, Added-Value Requirement means Developer shall:

               provide Licensed Customers all engineering support and training for Tools at a level satisfactory to the Licensed Customer and equal to or superior to that would typically be provided by Novell to Novell's licensees of the Tools;

               provide consulting and/or development services, that could not be ordinarily provided by Novell, to Licensed Customers to assist them in the development of Customer Products;

               In conjunction with its distribution of the Tools and/or
               Developer Toolkit to Licensed Customer, license for distribution
               Qualifying Developer Products to Licensed Customer."

        "Customer Royalty" shall mean the per copy royalties owed to Novell from a Licensed Customer during a specific term of the Distributor Exhibit executed between Novell and the Licensed Customer.

2.      Renewal. Notwithstanding Paragraph 14.1 of the Novell Embedded System
        Technology Master Agreement, any automatic renewal to the Agreement shall be on a 90 day basis, with the 90 day Agreement subject to termination at any time by either party upon thirty (30) days' prior written notice.

3.      Assignment. Notwithstanding Paragraphs 14.4.1 and 18.6 of the Novell
        Embedded System Technology Master Agreement, Novell may not unreasonably withhold its consent to a complete assignment and delegation by Developer to a successor in interest of all or substantially all of the assets or business of Developer.

4. Operating System Companies. The parties acknowledge and agree that Developer is a company that designs or develops computer operating systems and that Developer's distribution of Tools is not in and of itself a violation of Section 9.6 of the NEST SDK Technology Provider
        Supplement.

5.      Support. Notwithstanding Paragraph 8 of the NEST SDK Technology Provider
        Supplement, Novell shall use commercially reasonable efforts to assist
        Developer in its implementation of any or all Novell bug fixes provided under the Agreement to the Tools, at no cost to developer.









6.      Attachment: Form Addendum. The Form Addendum attached to the NEST SDK
        Technology Provider Supplement is hereby replaced with the Form Addendum attached as Exhibit A to this Amendment.

7.      Royalties to Developer. Add the following "Royalties" subsection to
        Section 4 Consideration of the NEST SDK Technology Provider Supplement:

               In consideration for Developer meeting the Added-Value
               Requirement, Developer shall be entitled to 30% of the Customer
               Royalties received during the initial three year term.
               Notwithstanding the foregoing, if at any time Novell reasonably deems that Developer ceases to meet the Added-Value Requirement, and developer fails to cure such Added Value Requirement deficiency within Deficiency Notice Period or such deficiency recurs within 6 months of cure, Novell shall have no obligation to pay Developer, and Developer shall not be entitled to, any further percentage of Customer Royalties. "Deficiency Notice
               Period" shall mean thirty (30) days from receipt of written notice; however, where the deficiency by its nature is subject to cure but more than 30 days are required due to the nature of the deficiency, "Deficiency Notice Period" shall mean a reasonable time from receipt of notice to which the parties mutually agree in writing.

8.      Fees and Royalties. Developer shall collect applicable Customer
        Royalties from Licensed Customers on Novell's behalf subject to the terms of this Section 8:

        a. Reporting and Payment. Within thirty (30) days from the end of each calendar quarter, for each Licensed Customer Developer agrees to provide Novell with: 1) a written statement, certified by an authorized representative of Developer, setting forth the Customer Royalties due for that quarter, the Customer Royalties collected by Developer, and the amounts to which Developer is entitled under Section 7 above; 2) payment of the Customer
               Royalties so collected, less any amounts to which Developer is entitled pursuant to Section 7 above. During the term of the Agreement, Developer shall provide Novell with such written statement whether or not any Customer Royalty has accrued during the reporting period. A final written statement by Developer shall be rendered and payment made to Novell within thirty (30) days after the termination or expiration of the Agreement.

        b. Customer Royalty not paid to Novell by Developer when due will accrue interest on an annual basis from the date due until paid of two percentage points (2%) over the prime interest rate of the Chase Manhattan Bank of New York on any outstanding balance or the maximum legal rate allowed by law, whichever is less.

        c. Audit. Developer shall maintain complete and accurate accounting records, in accordance with generally accepted accounting practices, to support and document royalty amounts due under this Special Addendum and shall retain such records for three (3) years after payment is made. Developer shall, upon written request of Novell, provide audit access to such records to Novell. If Developer so decides, a


                                       -2-










               mutually acceptable independent accounting firm may conduct the audit at Developer's expense. Such access shall be granted only during normal business hours and no more frequently than once in each calendar year. All information received during the audit shall be held in confidence by the parties.

        d. Within thirty (30) days' written notice from Novell, Developer shall cease collecting applicable Customer Royalties, and Novell shall commence collection of such Customer Royalties itself.

        e. If Novell terminates the Contract Documents without cause, as provided in Section 14.7 of the Agreement, Developer shall be entitled to 75% of the Customer Royalties collected by Novell that come due during the term of the NEST SDK Technology Provider
               Supplement in which Novell so terminates the Contract Documents.
               Novell shall administer Customer Royalty funds and make appropriate disbursements to Developer on a semi-annual basis.

        SIGNATURES.
        -----------

NOVELL, INC.                              DIGITAL PRODUCTS, INC.
Signature:___________________________     Signature:___________________________

Name:________________________________     Name:________________________________

Title:_______________________________     Title:_______________________________

Date:________________________________     Date:________________________________


                                    EXHIBIT A
                                    ---------

                            ATTACHMENT: FORM ADDENDUM

               SPECIAL ADDENDUM FOR TECHNOLOGY PROVIDER CUSTOMERS

Developer and Novell agree that the following terms and conditions amend and supplement the NEST SDK 1.x Supplement ("the Supplement") and the NEST SDK Developer Product Distribution License:

1. The following definitions shall be added to Section 2 of the Supplement:

               "Technology Provider means a third-party entity which Novell has licensed to distribute and sell the Tools under the terms and conditions of a certain NEST SDK Technology Provider Agreement entered into by Novell and the third-party."

2. Section 8 of the Supplement shall be replaced with the following:

               "Consideration Developer agrees to pay the Technology Provider upon execution of this Supplement a non-refundable license fee, to be negotiated between Developer and Technology Provider, for the Tools. Maintenance Modifications and Enhancements to the Tools may require additional license fees.

3. If Developer enters a NEST SDK Developer Product Distribution License Exhibit(s) with Novell, Developer shall pay the royalties required by the Exhibit(s) to the Technology Provider. The Technology Provider will retain those portions of such royalty payments to which its is entitled under its agreements with Novell, and shall send the portions to which Novell is entitled to Novell. Developer shall cease making payments to the Technology Provider and instead pay the royalties required by the Exhibit(s) directly to Novell upon thirty (30) days' written notice from Novell.

SIGNATURES.
-----------
NOVELL, INC.                               DEVELOPER:_________________________

Signature:_____________________________    Signature:_________________________

Name:__________________________________    Name:______________________________

Title:_________________________________    Title:_____________________________

Date:__________________________________    Date:______________________________



                                       -4-




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



                    NOVELL CONFIDENTIAL - EXECUTION ORIGINAL
-------------------------------------------------------------------------------



                                  NOVELL, INC.
               Novell Embedded Systems Technology Master Agreement

-------------------------------------------------------------------------------


This Novell Embedded Systems Technology Master Agreement (the "Agreement") is entered into by NOVELL, INC., a Delaware corporation with offices at 122 East 1700 South, Provo, UT 84606 ("Novell"), and Digital Products Inc., a corporation with offices at 411 Waverly Oaks Rd., Waltham, MA 02154 ("Developer").

1       Purpose. The purpose of the Novell Embedded Systems Technology
        (NEST) Program is to proliferate products compatible with the NetWare system. Under the NEST Program, Novell, Inc. ("Novell") will make certain documentation and tools ("Tools") available to Developer to develop products compatible and interoperable with NetWare systems. Novell is willing to license the Tools according to the terms and conditions of this Agreement and supplements ("Supplements") to this Agreement. This Agreement contains general terms and conditions applicable to each Supplement. Each Supplement shall be deemed to incorporate by reference this Agreement unless the Supplement explicitly states otherwise. Nothing in this Agreement or any Supplement shall be construed to require Novell to issue, or Developer to accept, any Supplement.

2       Definitions.

        2.1 Contract Documents shall mean this Agreement and/or Supplements, including without limitation Exhibits to such Supplements.

        2.2 Derivative Work means a work which is based upon one or more preexisting works, such as a revision, modification, translation, abridgement, condensation, expansion, collection, compilation or any other form in which such preexisting works may be recast, transformed or adapted, and which, if prepared without the authorization by the owner of the preexisting works, would constitute copyright infringement under U.S. copyright laws.

        2.3 Developer Products means the products which Developer is authorized to develop using the Tools. Each product shall be identified in a Supplement by product name (which may be in the form of a code name provided Developer provides Novell notice of the actual release name prior to release), and description. A Developer Product shall not contain the functionality of a network operating system, but shall instead provide interoperability with and access to Novell









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



                    NOVELL CONFIDENTIAL - EXECUTION ORIGINAL
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               network operating system services. The only Novell code licensed hereunder contained within a Developer Product shall be the Tools and/or Derivative Works thereof in binary form only.

        2.4 Enhancements means changes, additions or new releases, other than Maintenance Modifications, to the Tools that improve functions, add new functions, or improve performance by changes to system design.

        2.5 Maintenance Modifications means any modification or revision to the Tools (other than an Enhancement) that corrects an error or provides other incidental corrections.

        2.6 Qualifying Developer Products means a Developer Product that meets Novell's then current certification and testing policies set forth in the programs and agreements of Novell Labs which are independent of this Agreement and require the payment of program fees in addition to any fees or other consideration provided by Developer hereunder.

        2.7 Tools means the documentation and/or programs provided by Novell more fully set forth in a Supplement. Tools in program form are referred to as "Program Tools". Tools in documentation form are referred to as "Documentation Tools". Program Tools may include source code or binary code.

        2.8 Support Calls means telephone assistance provided by Novell technical support personnel to Developer regarding questions and clarifications on the use of Documentation Tools and Program Tools.

        2.9 Yes Logo means the Novell approved Yes Logo licensed to Developer under the separate Novell Labs Agreement upon meeting the requirements set forth in the Certification Testing section of the Agreement and the Novell Labs Agreement and any applicable Exhibits to the Novell Labs Agreement. Usage of the Yes Logo is subject to the terms of the Novell Labs Agreement and this Agreement.

3       Licenses.

        3.1 Development License. Subject to the terms and conditions of this Agreement, Novell hereby grants, and Developer hereby accepts, the following world-wide, non- transferable license to use, modify, merge, and to create derivative works from the

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                    NOVELL CONFIDENTIAL - EXECUTION ORIGINAL
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               Tools solely to create Developer Products. THE LICENSE GRANTS FOR
               CERTAIN TOOLS MAY BE NARROWER IN SCOPE; ANY SUCH RESTRICTIONS SHALL BE SET FORTH IN THE RELEVANT SUPPLEMENT.

        3.2 Distribution License. Distribution license terms are set forth in Supplements or a Distribution License Exhibit to a Supplement.

        3.3    Copies.

               3.3.1 Development Copies. Developer may make up to four copies of the Tools for internal. The copies may be used solely in support of the development being performed with the original copy of Tools provided hereunder.

               3.3.2 Beta Copies. Developer may make and distribute up to 25 copies of its Developer Products for evaluation or Beta testing purposes.

        3.4 Third Party Contractor. In the event Developer employs a third party contractor ("Contractor") to develop Developer Products, Developer agrees to provide Novell with the identity of any proposed Contractor at least 15 business days prior to Developer's providing any Novell Confidential Information to Contractor for Novell's written approval of the Contractor. After approval has been granted by Novell for a Contractor, Developer must provide Novell with written confirmation that Contractor has executed an agreement with Developer containing the terms and conditions set forth below:

               3.4.1 Subject to the terms and conditions of this Agreement set forth below and Novell's prior approval, Developer may grant to Contractor a sublicense to the Tools solely for the purposes specified in this Section 3. Tools shall continue to be subject to the terms and conditions of this Agreement and Supplements. Contractor is not authorized by Novell to make any additional copies of Tools over and above the number which

                    NOVELL CONFIDENTIAL - EXECUTION ORIGINAL
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                      Developer is permitted to make pursuant to
                      Paragraph 3.3.1.

               3.4.2 Contractor's license to the Tools may only be granted as part of a binary code sublicense of Developer's proprietary software to Contractor.

               3.4.3 Developer shall provide Novell with the name of its Contractor, address, contact person and the physical location of each copy of the Tools and any Derivative Works thereof.

               3.4.4 Contractor shall be subject to confidentiality provisions at least as stringent as those specified in the Agreement with respect to the Tools.

               3.4.5 Novell shall not be liable to Contractor and Developer agrees to indemnify Novell from and against any claim by Contractor arising out of Developer's agreement with Contractor regarding the Tools.

        3.5 Ownership. Developer acknowledges that the licenses contained in the Agreement confer no rights of ownership in the Tools and acknowledges Novell's representation that the Tools are proprietary to Novell. Novell is not transferring to Developer title or ownership of all or any portion of the Tools or Derivative Works of the Tools. Except as expressly provided, this Agreement does not grant and will not be interpreted as granting any right, license, title, ownership or interest in or under any Novell patent, copyright, trademark or trade secret, whether by implication, estoppel or otherwise. Novell will continue to own all right, title, and interest to all patents, copyrights, trade secrets, and other proprietary rights in and to the Tools. Developer will not take any action which would compromise Novell's rights to the Tools.

4 Inventions & Patents. In the event that any Tools incorporate technology in which Novell seeks or holds patent or invention protection or any other similar form of legal protection, Novell grants to Developer a non-exclusive, non-transferable license to practice the patent or invention solely for use with the Qualifying Developer Products and only to the extent necessary to exercise the license

                    NOVELL CONFIDENTIAL - EXECUTION ORIGINAL
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         granted under copyright in the Tools.

5 Labeling. Developer shall not remove any copyright notices, patent notices or proprietary legends contained within the Tools and shall include the copyright and proprietary notices identified below on the label of each diskette, tape, or other distribution medium (except upon read only memory devices, in which case the manual accompanying a Qualifying Developer Product shall contain the notice) containing in whole or in part Tools:

        'c' Copyright 19xx, Novell, Inc., All Rights Reserved.

               "xx" should be replaced with the necessary digits to identify the last date of publication contained in the copyright notice of the Qualifying Deve loper Product.

        Novell may require Developer to include additional notices, such as patent pending or registration notices, upon written notice to Developer. Developer may include an additional copyright notice reflecting the copyright ownership of its portion of Developer Products.

6 Confidentiality. Developer agrees to hold Tools, and the terms and conditions of this Agreement in confidence for Novell. Developer further agrees that it shall not make any disclosure of any part of such Tools (including methods or concepts utilized therein) to anyone, except in accordance with the Agreement. Developer's obligation of confidence shall not extend to any information which (i) is already known to Developer prior to execution of this Agreement and Supplements unless such information resulted from efforts to reverse engineer a Novell product, (ii) becomes a publicly known without fault of the Developer, or (iii) is independently developed by Developer without reverse engineering any Novell product and without access to any Novell confidential information. The foregoing notwithstanding, Developer may, without breaching the Agreement, disclose the terms and conditions of the Agreement, and the Tools pursuant to a written court order, provided Developer gives Novell reasonable notice and opportunity to obtain protective orders or the like.

7 Limitations and Residual Rights. De veloper agrees that it will not use the Tools except as authorized in the Agreement. Developer further warrants and represents that the products which it identifies in Supplements to the Agreement comply with the requirements of the Agreement. Developer hereby agrees that any work created in breach of the restrictions of the Agreement be deemed to be the sole and exclusive property of Novell. No title to or ownership of the Tools or any of its parts is transferred to Developer. Title to all applicable rights and patents,

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                    NOVELL CONFIDENTIAL - EXECUTION ORIGINAL
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        copyrights and trade secrets in the Tools not granted by this
        Agreement are retained by Novell.


8 Support & Compatibility. Developer agrees to comply with the following provisions governing compatibility and interoperability of Qualifying Developer Products with the corresponding versions of Novell products.

        8.1 Developer Products Documentation. Developer agrees to include a conspicuous statement in the end user documentation for Qualifying Developer Products identifying Developer or those who market products on Developer's behalf as the sole support contact for Qualifying Developer Products. Developer agrees to incorporate a description identifying the versions of the Novell products that are compatible with the Qualifying Developer Products by product name, version number and release level in Qualifying Developer Product information or documentation. Upon request, Developer agrees to provide Novell with evidence of compliance with this Section 9.1.

        8.2 Quality Control. In the event that Novell determines that Developer is no longer meeting accepted levels of quality, Novell agrees to so advise Developer and to provide Developer with reasonable guidance and a commercially reasonable time of no less than ninety (90) days to meet the above-referenced standards.

        8.3 End User Support. Developer shall be solely responsible for all end user support of the Qualifying Developer Products.

9       Consideration.

        9.1 Fees. Developer shall pay to Novell the non-refundable license fees ("License Fees") set forth in the applicable Supplements. All fees shall be paid to Novell on or before shipment of the Tools unless Developer has established credit with Novell.

        9.2 Form of Payments. All payments required under the Agreement shall be in U.S. dollars, and shall be exclusive of any federal, state, municipal or other government taxes, duties, excises or tariffs now or hereinafter imposed on the production storage, sale, transportation, import or export, or use of the Tools. Any taxes, duties, excises, tariffs, fees, or levies imposed on the

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                    NOVELL CONFIDENTIAL - EXECUTION ORIGINAL
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               fees paid hereunder or against the Agreement except for taxes or fees based on Novell's net income, shall be the responsibility of Developer, and if paid or incurred by Novell, may be offset, at Novell's option, against any payments due to Developer, or shall otherwise be promptly reimbursed to Novell by Developer upon receipt of an invoice from Novell.

10 Developer Products Review. Upon written request, Developer agrees to demonstrate the Developer Products to Novell at Developer's facilities. Developer shall have materially breached the Agreement, if Novell finds upon monitoring compliance under this Section, that any Developer Product exceeds the scope of the Agreement.

11 Disclaimer of Warranty. Novell licenses the Tools to Developer on a "AS IS" basis. Novell MAKES NO WARRANTIES, EITHER EXPRESS OR IMPLIED, REGARDING THE TOOLS, THE MERCHANTABILITY OR FITNESS OF THE TOOLS FOR ANY PARTICULAR PURPOSE. Without limiting the foregoing, in no event shall Novell be liable for incidental or consequential damages resulting from the use of the Tools, or the sale or distribution of Developer Products, whether under theory of warranty, tort, or products liability except for indemnification for infringement as and to the extent provided in
        Section 15.

12 Indemnification by Developer. Developer will indemnify, defend and hold Novell harmless from any and all damages, liabilities, costs and expenses incurred by Novell as a result of any claims, judgments or adjudications against Novell by any third party resulting from Developer's breach of this Agreement or from Developer's distribution of any part of the Tools in combination with programs not supplied by Novell if such claims, judgments, or adjudication would not have arisen but for Developer's combination. If Novell receives notice of a claim based upon Developer's breach or Developer's combination of the Tools with programs not supplied by Novell, Novell will promptly notify Developer in writing of the claim and will permit Developer to have the sole control of the defense of any claim or action and all negotiations for its settlement and compromise, provided Developer can provide adequate assurances to Novell that Developer will diligently pursue resolution of the claim.

13 Indemnification by Novell. Novell shall defend any and all claims made against Developer based on a claim that the Tools infringe, allegedly or in fact, any U.S. copyright or U.S. patent of any third party, if Novell is notified

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                    NOVELL CONFIDENTIAL - EXECUTION ORIGINAL
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        promptly in writing and is given reasonable information,
        assistance and the sole authority to defend or settle such claims at Novell's expense. Novell agrees to pay all damages and costs finally awarded against Developer.

        In the event that any of the Tools is held to infringe and use of such enjoined or the case is settled, as referred to above, Novell shall have the option, at its expenses, to procure for Developer the right to continue using the Tools to replace or modify such so that they become non-infringing materials which have the same or additional functionality, or to pay or refund to Developer the consideration paid for use of them upon return of the Tools. In no event shall Novell's aggregate liability to Developer for any damages under this provision exceed the greater of the aggregate amount that Licensee has paid to Novell under this Agreement or $100,000.

        Novell will have no liability under any provisions of this Section if any in fringement claim is based upon the use of the Tools in connection or in combination with equipment, devices, or software not supplied by Novell or used in a manner for which the Tools were not designed if such infringement would not have arisen except for such connection or combination or based upon an earlier version of the Tools, provided the later version avoids the claim of infringement.

        THE ABOVE STATES NOVELL'S ENTIRE LIABILITY WITH RESPECT TO INFRINGEMENT OF PATENTS, COPYRIGHTS, TRADE MARKS, OR ANY OTHER FORM OF INTELLECTUAL PROPERTY BY ANY PRODUCTS OR TECHNOLOGY SUPPLIED BY NOVELL.

14      Term & Termination.

        14.1 Effective Date; Term. The effective date of this Agreement shall be the date of Novell's execution hereof. The term of this Agreement shall be for a period of two (2) years and shall automatically renew for periods of one year unless terminated by either party subject to the terms in this Section. The foregoing shall not affect Novell's right to terminate the Agreement sooner for cause as provided in this Section.

        14.2 Stated Term of Supplements. Each Supplement, unless otherwise specifically stated in the Supplement, shall be deemed to have a term of two (2) years from the date the Supplement is executed by the parties. Unless otherwise specifically stated in the Supplement, after the initial two (2) year term, the Supplement shall automatically renew for

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                    NOVELL CONFIDENTIAL - EXECUTION ORIGINAL
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               additional one (1) year periods unless either party provides the other with written notice one hundred eighty (180) days or more before the end of any term.

        14.3 Novell may terminate the Contract Documents upon material breach of the Contract Documents or any event of default by Developer. Any breach of the Contract Documents which by its nature is subject to cure and continues after thirty (30) days written notice from Novell, Novell may terminate the Contract Documents by giving written notice to Developer.

        14.4   Developer shall automatically be in default if Developer:

               14.4.1 is dissolved, is involved in a reorganization, or attempts to assign this Agreement or any of its rights under this Agreement; or,

               14.4.2 is not paying its debts as the debts become due, becomes insolvent, files or has filed against it a petition under any Bankruptcy Law, proposes any dissolution, liquidation, composition, financial reorganization or recapitalization with creditors, makes an assignment or trust mortgage for the benefit of creditors, or if a receiver trustee, custodian or similar agent is appointed or takes possession of any property or business.

        14.5 Upon written notice by Novell after any termination of the Contract Documents, Deve loper shall cease use of the Tools and promptly return to Novell all existing copies of the Tools and all Confidential Information received by De veloper from Novell under the Contract Documents.

        14.6 Upon termination of the Contract Documents, end- users of the Qualifying Developer Products properly in possession of such and not in violation of applicable copyright laws, may continue to use such Qualifying Developer Products in accor dance with applicable copyright laws. Upon termi nation of the Contract Documents all rights asso ciated with the Tools, and rights to develop and distribute Qualifying Developer

                    NOVELL CONFIDENTIAL - EXECUTION ORIGINAL
-------------------------------------------------------------------------------


               Products shall immediately cease.

        14.7 Either party may terminate the Contract Documents at any time without cause by giving 180 calendar days' prior written notice to the other party.

        14.8 The rights of Novell under this Section are in addition to any other rights and remedies provided by law.

15 Limitation of Liability. THE REMEDIES SET FORTH HEREIN ARE EXCLUSIVE OF ALL OTHER REMEDIES THAT MAY BE AVAILABLE AT LAW OR IN EQUITY. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) SUSTAINED OR INCURRED IN CONNECTION WITH THIS AGREEMENT AND THE PRODUCTS THAT ARE SUBJECT TO THIS AGREEMENT REGARDLESS OF THE FORM OF ACTION AND WHETHER OR NOT SUCH DAMAGES ARE FORESEEABLE. NOVELL'S LIABILITY FOR DIRECT DAMAGES TO DEVELOPER FOR ANY CAUSE WHATSOEVER, EXCEPT AS OTHERWISE STATED IN THIS SECTION, AND REGARDLESS OF THE FORM OF ACTION, SHALL NOT EXCEED THE SUM OF $100,000. THIS LIMITATION DOES NOT APPLY TO DIRECT DAMAGES OR TO CLAIMS BY EITHER PARTY FOR PERSONAL INJURY OR DAMAGE TO REAL PROPERTY OR TANGIBLE PERSONAL PROPERTY CAUSED BY NEGLIGENCE.

16 Remedy for Breach. Developer acknowledges that monetary damages may not be a sufficient remedy for unauthorized partial or full disclosure of Confidential Information or other breaches under this Agreement and that Novell will be entitled, in addition to monetary damages and without waiving any other rights or remedies, to injunctive or equitable relief as may be determined proper by a court of competent jurisdiction.

17 No Offer for Sale. Absent a signature of an authorized representative of Novell, the Contract Documents are not an offer to license any materials to Developer either under the terms and conditions of the Contract Documents or under any terms and conditions.

18      General Provisions.

        18.1 Force Majeure. If either party shall be prevented from performing any portion of this Agreement by causes beyond its control, including labor disputes, civil commotion, ware, governmental regulations or controls,

                    NOVELL CONFIDENTIAL - EXECUTION ORIGINAL
-------------------------------------------------------------------------------



               casualty, inability to obtain materials or services, or acts of God, such defaulting party shall be excused from performance for the period of the delay and for a reasonable time thereafter.


        18.2 Jurisdiction & Venue. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Utah, excluding those laws governing conflicts of law. In addition, the parties agree that any action relating to, or arising under this Agreement shall be instituted and prosecuted exclusively in the courts of competent jurisdiction of the State of Utah.

        18.3 Survival of Terms. The provisions of this Agreement which by their nature extend beyond termination of this Agreement will survive and remain in effect until all obligations are satisfied, including without limitation Section 6 of this Agreement.

        18.4 Waiver. No waiver of any right or remedy on one occasion by either party shall be deemed a waiver of such right or remedy on any other occasion.

        18.5 Superior Agreement. This Agreement, Supplements and Exhibits referenced herein, sets forth the entire agreement and understanding between the parties as to the subject matter and merges all prior discussions. Neither of the parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to the subject matter other than as expressly provided under this Agreement. This Agreement may not be modified by usage of trade, course of dealing or other similar principles. This Agreement is subject to amendment or modification only by a writing duly signed by authorized representatives of both parties.

        18.6 Assignment. This Agreement is not assignable by Developer, in whole or in part, without Novell's prior written consent. Notwithstanding, Novell shall not unreasonably withhold consent to an assignment to a parent, subsidiary or affiliate. Any attempted assignment without Novell's written consent shall be null and void.

        18.7 Notice. Unless otherwise agreed to by the parties, all notices required under this Agreement shall be deemed effective when received and made in writing by either (i) registered mail, (ii) certified mail, return receipt requested,

                    NOVELL CONFIDENTIAL - EXECUTION ORIGINAL
-------------------------------------------------------------------------------


               or (iii) overnight mail, addressed and sent to the address above indicated and to the attention of the party executing this Agreement or that person's successor.


        18.8 Singular, Plural and Gender. When used in this Agreement the singular includes the plural, the plural includes the singular and gender related pronouns include the feminine, masculine and neuter.

        18.9 Severability. If any provision of this Agreement is held invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and shall be interpreted, to the extent possible, to achieve the purposes as originally expressed with the invalid, illegal or unenforceable provision.

        18.10 Independent Contractors. Developer acknowledges that both parties to this Agreement are independent contractors and that Developer will not represent itself as an agent or legal representative of Novell.

        18.11 Compliance with Laws. Developer agrees to comply, at Developer's own expense, with all statutes, regulations, rules, ordinances, and orders of any governmental body, department or agency which apply to or result from Developer's obligations under this Agreement. Developer agrees not to export Qualifying Developer Products directly or indirectly, separately or as part of a system, without first obtaining proper authority to do so from the appropriate governmental agencies or entities, as may be required by law.

        18.12 Headings. The headings provided in this Agreement are for convenience only and shall not be used in interpretation or construction.

        18.13 Compliance with Laws. Regardless of any disclosure made by Developer to Novell of an ultimate destination of the Tools or Qualifying Developer Products, Developer will not export or transfer, whether directly or indirectly, the Tools or Qualifying Developer Products, or any portion thereof, or any system containing such Tools or Qualifying Developer Products or portion thereof, to anyone outside the United States without first complying strictly and fully with all export controls that may be imposed on the Tools or Qualifying Developer

                    NOVELL CONFIDENTIAL - EXECUTION ORIGINAL
-------------------------------------------------------------------------------



               Products by the United States Government or any country or organization of nations within whose jurisdiction Developer operates or does business. In particular, Developer assures Novell that, absent any required prior authorization from the Office of Export Licensing, U.S. Department of Commerce, 14th and Constitution Avenue, Washington DC 20230, Developer will not export or reexport (as defined in Section 779 of the Export Administration Regulations, as amended ("Regulations")) the Tools or Qualifying Developer Products or any technical data or other confidential information, or direct product of any of the foregoing to Haiti, Iran, Iraq, Syria, the People's Republic of China, Yugoslavia, or to any country in Country Groups Q, S, W, Y, or Z as defined in the supplement No. 1 to Section 770 of the Regulations, or such other countries as come under restriction by action of the United States Government, or to nationals from or residing in the foregoing countries, without first obtaining permission from the appropriate United States Government authorities. The countries subject to restriction by action of the United States Government are subject to change, and it is Developer's responsibility to comply with the United States Government requirements as they may be amended from time to time.

        18.14 Cumulative Remedies. The remedies under this Agreement will be cumulative and not alternative and the election of one remedy for breach will not preclude pursuit of other remedies.

        18.15 Attorneys' Fees. If any dispute arises between the parties with respect to the matters covered by this Agreement which leads to a proceeding to resolve the dispute, the prevailing party in the proceeding will be entitled to receive its reasonable attorneys' fees, expert witness fees, and out-of-pocket costs incurred in connection with the proceeding, in addition to any other relief it may be awarded.

        18.16 Publicity. This Agreement is confidential and Developer will not issue press releases or engage in other types of publicity of any nature dealing with commercial and legal details of this Agreement or its subject matter without Novell's prior written approval, which will not be unreasonable withheld.

                    NOVELL CONFIDENTIAL - EXECUTION ORIGINAL
-------------------------------------------------------------------------------



19      Signatures.

NOVELL, INC.

Signature:_____________________________

Name:__________________________________

Title:_________________________________

Date:__________________________________


DEVELOPER:_____________________________

Signature:_____________________________

Name:__________________________________

Title:_________________________________

Date:__________________________________

                                  NOVELL, INC.
             NEST SDK Developer Product Distribution License Exhibit

-------------------------------------------------------------------------------


This NEST SDK Developer Product Distribution License Exhibit (the "Exhibit") to the NEST SDK 1.x Supplement (the "Supplement") and the Novell Embedded Systems Technology Master Agreement (the "Agreement") is entered into by Novell and Developer. This Exhibit is effective as of November 6, 1995 ("Distribution License Effective Date").

1 INTRODUCTION. The purpose of this Exhibit is to allow Developer, subject to the restrictions contained in this Exhibit and the Agreement, to sublicense, duplicate, and distribute Qualifying Developer Products developed under the Agreement between Novell and Developer. All terms and conditions of the Agreement are incorporated herein by reference and shall have full force and effect between the parties in the interpretation of this Exhibit.

2 DEFINITIONS. Capitalized terms in this Exhibit have the meanings stated below or defined in the Agreement.

        2.1 "Software" means binary code and Program Tools or binary code produced from Program Tools that are linked or included in Developer Product pursuant to the Supplement and is subject to all terms and conditions of that Supplement.

        2.2 "Sublicense" means an executed agreement or shrink-wrap agreement or electronic license that an end user consents to by performing a physical act (e.g., pushing a button on a keyboard) before utilizing the Qualifying Developer Product which at minimum provides the following or equivalent protection to Novell:

               2.2.1 restricts the number of copies of the Software to one operating copy per Qualifying Developer Product;

               2.2.2 permits only those number of copies of the Software as are essential to back up or archival use of the Software;

               2.2.3 states that no title to the intellectual property contained in the Software is transferred to the sublicensee and it is retained by Novell;

               2.2.4 represents that the human readable code of the Software (source code) is not sublicensed to the sublicensee;

               2.2.5 restricts sublicensees from de-compiling and reverse assembling the software to discover the source code; and

               2.2.6 prohibits time-sharing, lease, rental, distribution, transfer, sublicense, and unauthorized use of the software, without prior written consent.

3       LICENSES AND RESTRICTIONS.

        3.1 Distribution License. Subject to the terms and conditions of this Exhibit and the Agreement, Novell grants to Developer, and Developer accepts, a non-exclusive, non-transferable, world-wide license to reproduce and distribute (directly or indirectly) the Qualifying Developer Products, being the Developer Products identified below that are found to meet the Qualifying Developer Product requirements, but only under a Sublicense between Developer and its end users or, in the case of distribution through Developer's OEM customer, Developer must obtain binding contractual assurances that Developer's OEM customers will only distribute the Qualifying Developer Products under a Sublicense between Developer's OEM customer and its end users.

                       Developer Product Title:________________________________

                       NEST Components Licensed:_______________________________

                       Developer Product Title:________________________________

                       NEST Components Licensed:_______________________________

                       Developer Product Title:________________________________

                       NEST Components Licensed:_______________________________

               Product names identified in this Section are solely to assist Novell in program administration, but not for trademark licensing purposes. Novell reserves the right to take action in the event any Developer Product name violates Novell rights.

4 CONSIDERATION. In exchange for the rights granted by Novell to Developer under this Exhibit, Developer agrees to pay Novell a per copy royalty per the number of copies of the Qualifying Developer Products it transfers, sells, sublicenses or authorizes for use. A non-refundable royalty payment ("Non-refundable Royalty Payment") is set forth in the Royalty Schedule section below. Notwithstanding the foregoing, Developer will report all such royalties due to Novell on a monthly basis using calendar quarters.

        4.1 Monthly Royalty. In addition, Developer shall pay to Novell a royalty based upon the number of copies of each Qualifying Developer Product transferred, sold or licensed by Developer. Royalties shall accrue upon transfer, sale or license of Qualifying Developer Products by Developer and shall be paid to Novell no later than forty-five (45) days after the end of each month.

        4.2 Minimum Royalty. Developer shall pay to Novell a guaranteed annual minimum royalty of 30 Thousand Dollars for the Qualifying Developer Product that includes the NEST Client Requester and/or NetWare IPX/SPX Modules. In addition, should Qualifying Developer Products also include the Nprinter modules, Developer shall pay to Novell a guaranteed annual minimum royalty of 60 Thousand Dollars.

        4.3 Audit. Developer shall maintain complete and accurate accounting records, in accordance with generally accepted accounting practices, to support and document royalty amounts due under this Exhibit and shall retain such records for three (3) years after payment is made. Developer shall, upon written request of Novell, provide audit access to such records to Novell. If Developer so decides, a mutually acceptable independent accounting firm may conduct the audit at Developer's expense. Such access shall be granted only during normal business hours and no more frequently than once in each calendar year. All information received during the audit shall be held in confidence by the parties.

        4.4    Royalty Schedule

Item                 Base Price         Discount           Schedule
                                           Units         Percentage
IPX / SPX                $2.00             5,000               100%
NEST Requester           $4.00            10,000                90%
PServer / NPrinter       $6.00             25000                85%
                                           50000                80%
                                          100000                70%
                                          250000                60%
                                          500000                55%
                                         1000000                45%
                                         5000000                35%
                                        10000000                25%


5       DEVELOPER'S DUTIES.

        5.1 Qualifying Developer Products. Qualifying Developer Products may only be sublicensed and distributed according to the terms and conditions of this Exhibit.

        5.2 Operating System Companies. Notwithstanding any other provision(s) of this Agreement, Developer agrees that it may not authorize the distribution of all or any portion of the Qualifying Developer Products through companies that design, develop, or market computer operating systems without the prior written consent of an authorized Novell representative.

        5.3 Protection. Developer agrees to take all reasonable steps to protect the Program Tools and related Documentation Tools from unauthorized copying or use. The source code of the Program Tools provided in binary form represents and embodies trade secrets of Novell which are not licensed to Developer. Developer agrees not to reverse assemble or reverse compile this binary code to discovery the source code.

        5.4 Documentation. Developer agrees to include a conspicuous statement in its documentation identifying Developer as the primary support contact for the Qualifying Developer Products distributed by Developer. Upon request, Developer agrees to provide Novell with three copies of its then current documentation.

        5.5 End-user support. Developer agrees to provide all technical support for all aspects of the Qualifying Developer Product.

        5.6 Yes Logo. Developer agrees to prominently display the Yes Logo on Qualifying Developer Product, and all marketing materials, product packaging, and advertising material related to Qualifying Developer Product; to emphasize the Yes Logo in at least one Qualifying Developer Product advertisement, Qualifying Developer Product line advertisement, or corporate positioning advertisement in an appropriate national publication; and provide appropriate product and program descriptions in all materials bearing the Yes Logo.

6       TERM AND TERMINATION.

        6.1 Term. The term of this Exhibit shall be one year from the Distribution License Effective Date of and shall automatically renew for successive one year periods unless either party provides thirty (30) days or more prior written notice of its intent to terminate this Exhibit.

        6.2 Termination for Convenience. Either party may terminate this Exhibit and the licenses granted by Novell under the Licenses and Restrictions Section of this Exhibit at any time without cause by giving 180 calendar days' prior written notice to the other party. In the case that Novell exercises it right to terminate for convenience, Developer may distribute Qualifying Developer Product then in inventory for which Developer has already paid royalties.

7       SIGNATURES.

Novell, Inc.                             [Developer] DIGITAL PRODUCTS INC.

Signature:_________________________      Signature:____________________________

Name:______________________________      Name:_________________________________

Title:_____________________________      Title:________________________________

Date:______________________________      Date:_________________________________

Company Confidential                      Execution Original: November 16, 1995
-------------------------------------------------------------------------------



                                  ADDENDUM TO:

             NEST SDK Developer Product Distribution License Exhibit

This ADDENDUM amends and supplements the NEST SDK Developer Product Distribution License Exhibit dated November ___, 1995 ("AGREEMENT") between Novell, Inc., a Delaware corporation having a principal place of business at 1555 North Technology Way, Orem, Utah 84057 ("NOVELL") and Digital Products, Inc., a Massachusetts corporation haying a principal place of business at 411 Waverly Oaks Rd., Waltham, MA 02154 ("Developer").

1. AGREEMENT. The AGREEMENT shall remain in full force and effect, except that it shall be modified as set forth in this ADDENDUM. Any capitalized terms which are not defined in this ADDENDUM shall have the meaning set forth in the AGREEMENT. Should a conflict arise between this ADDENDUM and the AGREEMENT, the provisions of this ADDENDUM shall control.

2. MODIFICATIONS. The parties hereby agree that the AGREEMENT shall be and hereby is modified as follows:

         a. The opening paragraph of the Exhibit shall be modified as follows:

                           "This NEST SDK Developer Product Distribution License Exhibit (the "Exhibit") to the NEST SDK 1.x Supplement (the "Supplement")..."

                           shall read

                           "This NEST SDK Developer Product Distribution License Exhibit (the "Exhibit") to the NEST SDK Technology Provider Supplement (the
                           "Supplement")..."

         b. Section 3.1 of the shall be modified as follows:

                           "Developer Product Title:__________________________
                           NEST Components Licensed:_________________________"

                           shall read

                           "Developer Product Title: NETPrint, JETXPrint
                           NEST Components Licensed: NEST Requester___________"

-------------------------------------------------------------------------------
NEST Agreements                                                         Addendum
DPI_DIST.ADD                                                        Novell, Inc.

Company Confidential                      Execution Original: November 16, 1995
-------------------------------------------------------------------------------



3. CONTINUANCE OF AGREEMENT. Except as expressly amended and supplemented by this ADDENDUM, all the terms and conditions of the AGREEMENT shall remain in full force and effect. This ADDENDUM together with the AGREEMENT, set forth the entire agreement and understanding between the parties pertaining to the subject matter and merge all prior discussions between them. Neither of the parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to the subject matter other than as expressly provided in this ADDENDUM and the AGREEMENT.

NOVELL, INC.                                         COMPANY

Signature:_____________________________      Signature:________________________

Name:__________________________________      Name:_____________________________

Title:_________________________________      Title:____________________________

Date:__________________________________      Date:_____________________________

-------------------------------------------------------------------------------
NEST Agreements                                                         Addendum
DPI_DIST.ADD                                                        Novell, Inc.


                                       -2-

Company Confidential                      Execution Original: November 16, 1995
-------------------------------------------------------------------------------



                                    EXHIBIT Z

                           Operating System Companies

IBM                                                  Digital Equipment Corp.
Apple Computer                                       Adobe Systems
NEC Technologies                                     Brother
Olivetti                                             Kyocera
Texas Instruments                                    Casio
Genicom                                              Wang
Unisys                                               Silicon Graphics
Compaq Computer                                      Ricoh
Gateway 2000                                         Epson
Panasonic                                            Seiko
Sun and SunPics                                      Xerox
AT&T                                                 Hewlett-Packard
Citizen                                              Pentax
Nortel (Northern Telecom)                            Konica
Siemens                                              Mitsubishi
Toshiba                                              Matsushita
Canon                                                Olympus
Bull                                                 Oki
Tandem


-------------------------------------------------------------------------------
NEST Agreements                                                         Addendum
DPI_DIST.ADD                                                        Novell, Inc.


                                       -3-

                                 Amendment No. I

The Novell Embedded Systems Technology (NEST) Master Agreement, NEST SDK Technology Provider, Supplement, NEST SDK Developer Product Distribution License Exhibit and Special Addendum, each effective 1 December 1995, as amended by Addendum to NEST SDK Developer Product Distribution License Exhibit, effective 15 April 1996, and Letter, dated 6 December 1996, (collectively, the "Agreement") by and between Novell, Inc. ("Novell") and Digital Products Inc. ("Developer") is hereby further amended as set forth below. This Amendment No. I is effective when executed by an authorized Novell signatory ("Effective Date").

WHEREAS, Developer has been acquired by and merged into Osicom Corporation;

WHEREAS, the parties wish to change the discount achievement under the Agreement; and

NOW THEREFORE, IT IS AGREED:

1. With the execution of this Amendment by each of the parties, all reference to Digital Products Inc. in the Agreement executed prior hereto by and between Novell and Developer are hereby changed to Osicom Corporation (DPI Print Server Division).

2. Notwithstanding anything in the Agreement to the contrary, the Royalty Schedule specified in Paragraph 4.4 of the NEST SDK Developer Product Distribution License Exhibit is hereby changed as follows.

         i. On or before 1 May 1998 and each year during the remaining term of the Agreement, Developer shall complete and submit to Novell a copy of the NEST Unit Forecast Chart (NEST UFC) attached hereto as Attachment A which is incorporated into and made a part of the Agreement by this reference. Such yearly NEST UFC resets at the beginning of the year the number of units distributed to zero.

                  (a). The parties agree Developer shall pay a per unit royalty of $2.40 for each Qualifying Developer Product it distributes during the period 1 July 1997 through 30 April 1998.

         ii. Based upon the estimated number of units to be shipped as indicated on the NEST UFC, Developer shall submit its royalty payment to Novell at the applicable discount determined by the Royalty Schedule in Paragraph 4.4.

                  (a). During the term of the Agreement, in the event Developer exceeds an established discount level by distributing in excess of the required number of units, Novell grants Developer the right to apply the new discount to subsequent units distributed. Such new discount shall not be retroactively applied to units distributed prior to exceeding the established discount level.

         iii. Novell shall monitor the number of units shipped by Developer and if after two quarters Developer's actual number of units shipped do not equal the estimated number of units submitted on the NEST UFC, Developer shall adjust its royalty payment to Novell using the applicable discount.

         iv. Novell and Developer shall make a final adjustment at the end of April based upon Developer's actual number of units shipped and the royalty payment made to Novell.

                           (1)      If Developer has under paid Novell,
                                    Developer agrees to submit payment to Novell in accordance with the terms of the Agreement; or

                           (2) If Developer has over paid Novell, Novell shall credit Developer's account and such credit shall be applied to subsequent units shipped by Developer in the immediately forthcoming year.

3.       Term. This Amendment shall be coterminous with the Agreement.

4.       Signature. This Amendment may be signed in counterparts.

EXCEPT AS SPECIFICALLY PROVIDED FOR IN THIS AMENDMENT NO. I, THE TERMS AND CONDITIONS OF THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

NOVELL, INC.                                        OSICOM CORPORATION
                                                    (DPI PRINT SERVER DIVISION)

Signature:__________________________         Signature:________________________
            Authorized Signature                         Authorized Signature

Name:_______________________________         Name:_____________________________
               Print or Type                               Print or Type

Title:______________________________         Title:____________________________

Date:_______________________________         Date:_____________________________

                                  ATTACHMENT A
                            NEST Unit Forecast Chart


Year                              Quarter Forecast                  Total Units
Date:________________             Quarter 1
                                  Quarter 2
                                  Quarter 3
                                  Quarter 4

Totals
Next year
renewal
date:_________________


        This chart to be sent facsimile to the attention of Accounts Payable, Mr. Jerry Xia, at 408-577-5553.

Quarterly Unit Forecasts
Novell Royalty Units
Calendar Year 1998


Year               1998   Quarter Forecast     Total Units
Date            4/30/98   Quarter 1              14,200
                          Quarter 2              17,000
                          Quarter 3              18,500
                          Quarter 4              26,000
                                                ---------
                          Totals                 75,700



Next Year Renewal Date                         4/30/99

                        Confidential - Execution Original

-------------------------------------------------------------------------------


                                  NOVELL, INC.

                     NEST SDK Technology Provider Supplement

-------------------------------------------------------------------------------



1 Purpose. This Supplement is issued under the Novell Embedded Systems Technology Master Agreement ("Agreement"). Under this Supplement
         Novell authorizes Developer to create Qualifying Developer Products and to distribute the Tools to Developer's customers that enter into the appropriate agreements with Novell. The Tools in this Supplement are intellectual property of Novell, and/or its licensors, and their distribution will be tightly controlled.

2 Definitions. Capitalized terms in this Supplement have the same meanings stated below or defined in the Agreement:

         2.1 Customer means a party that desire to license the Tools through Developer from Novell.

         2.2 Customer Agreements means the agreements that Customer must sign before Developer can provide Tools to Customer. The Customer Agreements include the Novell Embedded Systems Technology Master License Agreement and the NEST SDK v1.xSupplement. Related agreements include the NEST Developer Product Distribution Exhibit (the "Distribution Exhibit"). Customer is not required to execute the Distribution Exhibit before receipt of the Tools, but Customer must enter into a Distribution Exhibit with Novell before Customer will be authorized to distribute or sell any Customer Products developed from the Tools.

         2.3 Customer Product means the Qualifying Developer Products defined in the Customer Agreements.

         2.4 Developer Toolkit means a development kit of the Developer that in addition to containing Developer source code, binary code, and documentation, also includes the Tools or Derivative Works, in source and/or binary form. Developer Toolkits may only be provided to Licensed Customers.

         2.5 Licensed Customer means a Customer that has entered into the Customer Agreements with Novell and has purchased the Tools from Developer.

         2.6 License Fee Addendum means a form addendum to Customer Agreement, attached to this Supplement, which Developer may provide to Customer in

                        Confidential - Execution Original

-------------------------------------------------------------------------------



                  order to enable Developer to receive payment for Tools it provides to Licensed Customer. The License Fee Addendum also provides Developer with the means to negotiate its own fee for Tools it provides to Licensed Customers.

         2.7 Technology Provider means a Developer that is licensed to sell and distribute the Tools in accordance with the terms of this Supplement.

         2.8 Toolkit Source means source code of the Tools and source code of derivative works thereof contained in the Developer Toolkit.

         2.9 Tools. The Tools provided under this Supplement are the Novell Embedded Systems Technology SDK 1.x, which currently consists of the following:

                  2.9.1    Source Code and Documentation:

-Link Support Layer (LSL)
-NetWare IPX/SPX
-Multiple Link Interface Driver (MLID)
-Configuration Tool
-Hardware Specific Module (HSM)
-Client API
-NEST Client Requester
-Pserver
-Service Advertising Protocol (SAP)
-Nprinter

-Client Authentication Code:
386funcs.c        atbmd5.c          atbpub.c
bsafe.c           bsafehan.c        bsfcont
                                    x.c
bsf_rc2c.c        debug.c           diffhelm.c
digest.c          hwdfuncs.c        mac.c
makesecr.c        makkey.c          m d c . c
myclib.c          output.c          public.c
ran.c             rsa1.c            rsa2c.c
secret.c          suite.c           tdata.c

                  2.9.2    Documentation Only:

-Portable Operating System Extension
(POSE)

                  2.9.3    Binary Code and Documentation:

-Certification and Test Tools

Novell may change the files that comprise the NEST SDK 1.x from time to time at its own option without the need to make formal changes to this section.

3 Consideration. Developer agrees to pay Novell upon execution of this Supplement a non-refundable license fee of $175,000 for five (5) sets of Tools for internal use or distribution to Licensed Customers. Additional sets of the Tools may be purchase at the discounted non-refundable license fee of $35,000 per set of Tools.

4 Program Tools License Restriction. With respect to Novell's Client Authentication Source Code, Developer's license is limited to compile and link Novell's Client Authentication Source Code in an unmodified form in Developer Products. Novell's Client Authentication Code is more specifically identified in Section 2.9.1 of this

                        Confidential - Execution Original

-------------------------------------------------------------------------------



         Supplement. Subject to a Distribution License Exhibit, Developer may be licensed only to ship code in binary form which is compiled from Novell's Client Authentication Source Code without modification.

5        Distribution License.

         5.1 Developer Product Distribution. No distribution rights for Developer Products are granted under this Supplement. Developer Product distribution license terms, including but not limited to royalties, shall be set forth in a Distribution License Exhibit which may be entered into by Novell and Developer.

         5.2 Tools Distribution. Novell grants Developer a non-exclusive, non-transferable license to distribute the Tools, unopened and undamaged as supplied to Developer by Novell, and/or Developer Toolkits to Licensed Customers. Developer may not distribute the Tools or Developer Toolkits to Customers that have not entered into a Customer Agreement with Novell. Developer acknowledges that Novell reserves the right to enter into Customer Agreements with certain Customers at Novell's sole discretion. Novell also reserves the right to reject modified Customer Agreements submitted by Customers to Novell for execution.

6        Developer Products.

Developer Product Title:
                        ----------------
Description:
            ----------------------------

----------------------------------------

Developer Product Title:
                        ----------------
Description:
            ----------------------------

----------------------------------------

7        Developer Toolkits.

Developer Toolkit

Title:
      -----------------------------------

Description:
            -----------------------------

-----------------------------------------

Developer Toolkit

Title:
      -----------------------------------

Description:
            -----------------------------

-----------------------------------------

8 Developer Support and Training. During the first year of the Term of this Supplement, Novell agrees to provide to Developer telephone support for up to eight incidents. One incident shall mean a single support call or multiple support calls required to resolve a single Support or Maintenance Modification issue. When the eight incidents are used or beginning in the second year of the term of this Supplement, whichever comes first, Developer shall pay a separate fee for maintenance and support at Novell's

                        Confidential - Execution Original

-------------------------------------------------------------------------------


         then current pricing, terms and conditions.


         In addition, Novell will provide a two day training course to no more than two Developer engineers at a Novell facility. Such training will include instruction on materials provided in the Tools which is provided to Developer in accordance with this Supplement. All training will be scheduled by Novell. Novell reserves the right to group Developer's engineers with other developers' engineers in its training courses. Training will be offered at least once per calendar quarter. Each party shall bear its own costs and expenses with respect to training.

9        Developer Requirements and Duties.

         9.1 Developer shall audit and police its Licensed Customers, upon Novell's reasonable request, to protect Novell's intellectual property rights and to assist Novell in ensuring timely and documented royalty payments from Licensed Customers.

         9.2 Developer shall provide engineering support and training on the use of the Tools to its Licensed Customers.

         9.3 Developer shall employ one CNE who is qualified in the relevant field of its Licensed Customer's specialization (eg. PBX, Printing Services, Automation Control).

         9.4 Developer must have two engineers attend Novell training on the use of the Tools.

         9.5 Bundling. Developer agrees not to distribute Developer Toolkits separately from the Tools, unopened and undamaged as supplied to Developer by Novell.

         9.6 Operating System Companies. Notwithstanding any other provision(s) of this Supplement, Developer agrees that it may not distribute Developer Toolkits or the Tools through companies that design or develop computer operating systems without the prior written consent of an authorized Novell representative.

         9.7 Protection. Developer agrees to take all reasonable steps to protect the Tools and related Documentation Tools from unauthorized copying or use. The Toolkit Source and the source code of the Tools provided in binary form represents and embodies trade secrets of Novell which are not licensed to Developer. Developer shall not reverse engineer, decompile, or disassemble the Tools. If the Tools are used within a country of

                        Confidential - Execution Original

-------------------------------------------------------------------------------


                  the European Community, nothing in this Agreement shall be construed as restricting any rights available under the EC Council Directive 14 May 1991 on the legal protection of computer programs.

         9.8 Documentation. Developer agrees to include a conspicuous statement in its documentation identifying Developer as the primary support contact for the Tools and Developer Toolkit distributed by Developer. Upon request, Developer agrees to provide Novell with three copies of its then current documentation.

10 Licensed Customer Requirements. Licenses between Developer and Licensed Customer shall:

         10.1 assure that Licensed Customer will not distribute Toolkit Source or source code to derivative works of Toolkit Source.

         10.2 assure that no title to the Toolkit Source or Derivative Works thereof is transferred to the Licensed Customer. Title and full ownership rights to the Toolkit Source and its derivative works will remain Novell's exclusive property, and the Licensed Customer will not acquire any rights, including but not limited to any rights in the trademark, trade names, patents or trade secrets of the Toolkit Source or its derivative works thereof.

         10.3 assure that Licensed Customer distributes object code copies of the Developer Toolkit derivative works solely in con-junction with the Qualifying Developer Product under the terms of the Customer Agreement.

         10.4 include an attachment clearly identifying the components of the Developer Toolkit that are Tools or Toolkit Source, which includes the following statement:

                  "THE MATERIALS IDENTIFIED IN THE ATTACHMENT ARE THE INTEL-LECTUAL PROPERTY OF NOVELL, INC. AND/OR ITS LICENSORS. WHILE NOVELL HAS AUTHORIZED DEVELOPER TO PROVIDE THOSE MATERIALS
                  TO CUSTOMER, THEY ARE LICENSED TO CUSTOMER DIRECTLY BY NOVELL UNDER PRIOR AGREEMENTS, INCLUDING RESTRICTIONS ON CERTAIN FILES."

                        Confidential - Execution Original

-------------------------------------------------------------------------------



11       Signatures.

NOVELL, INC.

Signature:_____________________________

Name:________________________________

Title:_________________________________

Date:_________________________________


DEVELOPER:____________________________

Signature:_____________________________

Name:________________________________

Title:_________________________________

Date:_________________________________

                        Confidential - Execution Original

-------------------------------------------------------------------------------


                            ATTACHMENT: FORM ADDENDUM

               SPECIAL ADDENDUM FOR TECHNOLOGY PROVIDER CUSTOMERS

Developer and Novell agree that the following terms and conditions amend and supplement the NEST SDK 1.x Supplement ("the Supplement"):

1        The following definitions shall be added to Section 2 of the
         Supplement:

                  "Technology Provider means a third-party entity, namely Digital Products Inc. , which Novell has licensed to distribute and sell the Tools under the terms and conditions of a certain NEST SDK Technology Provider Supplement entered into by Novell and the third-party."

2        Section 8 of the Supplement shall be replaced with the following:

                  "Consideration Developer agrees to pay the Technology Provider upon execution of this Supplement a non-refundable license fee, to be negotiated between Developer and Technology Provider, for the Tools. Maintenance Modifications and Enhancements to the Tools may require additional license fees.

SIGNATURES.

NOVELL, INC.

Signature:_____________________________

Name:__________________________________

Title:_________________________________

Date:__________________________________


Developer:       DIGITAL PRODUCTS
          _____________________________

Signature:_____________________________

Name:__________________________________

Title:_________________________________

Date:__________________________________

                        CONFIDENTIAL - EXECUTION ORIGINAL

-------------------------------------------------------------------------------



                                  NOVELL, INC.

                          COMPOSITE SIGNATURE AGREEMENT

Name and Address of Customer:

Digital Products, Inc.                      telephone: 617-647-1234
411 Waverly Oaks Road                       facsimile: 617-647-4474

Waltham, MA 02154

Novell Branch Office:

122 East 1700 South                         telephone: 801-429-7000
Provo, Utah 84606                           facsimile:801-453-1267

         This Composite Signature Agreement is entered into by and between Novell Inc. ("Novell") and Digital Products, Inc. ("Developer"), and shall commence on the date accepted and executed by Novell ("Effective Date").

         This Composite Signature Agreement, when signed by Novell and Developer, shall have the same effect as each of the below identified documents would have if signed by Developer.

Initials         Title of Document
__________       Special Addendum (DPI_DIST.ADD)

__________       NEST SDR Developer Product Distribution License Exhibit (SDKOEM..100)

         Each of the identified documents is incorporated by reference. In the event of a conflict or ambiguity between documents, the specific shall control the general; the relative order of specificity of the documents is as follows:
(1) Special Addenda, (2) Standard Addenda, and (3) the Standard Agreement.

         DEVELOPER ACKNOWLEDGES THAT DEVELOPER HAS READ EACH OF THE DOCUMENTS DESIGNATED BY THE INITIALS OF DEVELOPER'S AUTHORIZED REPRESENTATIVE, UNDERSTANDS THEM, AND AGREES TO BE BOUND BY THEIR TERMS AND CONDITIONS:

         This Agreement, together with all referenced documents, is the exclusive statement of the entire agreement between Novell and Developer and supersedes all prior oral and written representations or agreements between the parties as to the subject matter of the Agreement.

Accepted by:

Novell, Inc.                             Digital Products, Inc.

By:_______________________________       By:_________________________________

Title:____________________________       Title:______________________________

Date:_____________________________       Date:_______________________________

COMPANY CONFIDENTIAL                      EXECUTION ORIGINAL: DECEMBER 12, 1995
-------------------------------------------------------------------------------



                                  ADDENDUM TO:

             NEST SDK Developer Product Distribution License Exhibit

This ADDENDUM amends and supplements the NEST SDK Developer Product Distribution License Exhibit dated December 28 , 1995 ("AGREEMENT") between Novell, Inc., a Delaware corporation having a principal place of business at 1555 North Technology Way, Orem, Utah 84057 ("NOVELL") and Digital Products, Inc., a Massachusetts corporation having a principal place of business at 411 Waverly Oaks Rd., Waltham, MA 02154 ("Developer").

1. AGREEMENT. The AGREEMENT shall remain in full force and effect, except that it shall be modified as set forth in this ADDENDUM. Any capitalized terms which are not defined in this ADDENDUM shall have the meaning set forth in the AGREEMENT. Should a conflict arise between this ADDENDUM and the AGREEMENT, the provisions of this ADDENDUM shall control.

2. MODIFICATIONS. The parties hereby agree that the AGREEMENT shall be and hereby is modified as follows:

         a.       The preamble to the Exhibit is hereby modified as follows:

                           "This NEST SDK Developer Product Distribution License Exhibit (the "Exhibit") to the NEST SDK 1.x Supplement (the "Supplement")..."

                           Is replaced with

                           "This NEST SDK Developer Product Distribution License Exhibit (the "Exhibit") to the NEST SDK Technology Provider Supplement (the "Supplement")..."

         b.        Section 3.1 of the Exhibit is hereby modified as follows:

                           "Developer Product Title:__________________________

                           NEST Components Licensed:_________________________"

                           Is replaced with

                           "Developer Product Title: NetPrint product family NEST Components Licensed: NEST Requester

                           Developer Product Title: JetPrint boards
                           NEST Components Licensed: NEST Requester"

-------------------------------------------------------------------------------

NEST Agreements                                                        Addendum
DPI_DIST.AD3                                                       Novell, Inc.

COMPANY CONFIDENTIAL                      EXECUTION ORIGINAL: DECEMBER 12, 1995
-------------------------------------------------------------------------------



         c. The following Section 4.5 is hereby be added to the Consideration section of the Exhibit:

                           "NTLP and NetWare Transport Fees. In consideration for Developer actively participating as a Technology Provider, and developing and distributing Qualifying Developer Products in accordance with the conditions of the NEST SDK Technology Provider Supplement and this Exhibit, Novell waives the following fees owed to Novell by Developer:

                                    -A total of $75,000, comprised of the
                                    $25,000 annual royalty payments due to
                                    Novell by Developer for each of the
                                    anniversary dates January 2, 1993, January
                                    2, 1994 and January 2, 1995 of the NetWare
                                    Transport Software License Agreement
                                    executed by Novell and Developer on January
                                    2, 1992.

                                    -The annual fee of $15,000 for the period
                                    October 13, 1994 to October 12, 1995 due to
                                    Novell by Developer under the NetWare
                                    Technology Licensing Program Supplement,
                                    NetWare v.3.1x and 4.0 - Service Requester agreement.

                           In addition, Developer may continue until December 31, 1995 to distribute products (IPX Products) containing IPX/SPX, developed pursuant to the NetWare Transport Software License Agreement, in accordance with the terms of the NetWare Transport Software License Agreement (NTSLA IPX/SPX), without incurring additional royalties. Developer may purchase a license to distribute the IPX Product according to the terms of the NetWare Transport Software License Agreement during the period of January 1, 1996 to December 31, 1996 by paying Novell a pre-paid, non-refundable license fee for the NTSLA IPX/SPX components of the IPX Products of $25,000 for the initial 50,000 units of IPX Product and a per copy royalty of $1.20 for each unit in excess of the initial 50,000 units.

         d. The following Section 4.6 is hereby be added to the Consideration section of the Exhibit:

                  In accordance with the royalty schedule in Section 4.4, within thirty (30) days from the execution of this Exhibit Developer shall pay Novell a per copy royalty per the number of copies of the Qualifying Developer Products it has transferred, sold, sublicensed or authorized for use prior to the execution of this Exhibit.

-------------------------------------------------------------------------------

NEST Agreements                                                        Addendum
DPI_DIST.AD3                       -2-                             Novell, Inc.

         e. Section 6.1 of the Exhibit is hereby replaced with the following:

                  "Term. The term of this Exhibit shall be two years from the Distribution License Effective date and shall automatically renew for successive one year periods unless either party provides thirty (30) days or more prior written notice of its intent to terminate this Exhibit."

3. CONTINUANCE OF AGREEMENT. Except as expressly amended and supplemented by this ADDENDUM, all the terms and conditions of the AGREEMENT shall remain in full force and effect. This ADDENDUM together with the AGREEMENT, set forth the entire agreement and understanding between the parties pertaining to the subject matter and merge all prior discussions between them. Neither of the parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to the subject matter other than as expressly provided in this ADDENDUM and the AGREEMENT.

NOVELL, INC.                              COMPANY

Signature:________________________      Signature:_____________________________

Name:_____________________________      Name:__________________________________

Title:____________________________      Title:_________________________________

Date:_____________________________      Date:__________________________________


-------------------------------------------------------------------------------

NEST Agreements                                                        Addendum
DPI_DIST.AD3                       -3-                             Novell, Inc.

                                  NOVELL, INC.

             NEST SDK Developer Product Distribution License Exhibit

-------------------------------------------------------------------------------


This NEST SDK Developer Product Distribution License Exhibit (the "Exhibit") to the NEST SDK 1.x Supplement (the "Supplement") and the Novell Embedded Systems Technology Master Agreement (the "Agreement") is entered into by Novell and Developer. This Exhibit is effective as of ____________________, 199__ ("Distribution License Effective Date").

1 INTRODUCTION. The purpose of this Exhibit is to allow Developer, subject to the restrictions contained in this Exhibit and the Agreement, to sublicense, duplicate, and distribute Qualifying Developer Products developed under the Agreement between Novell and Developer. All terms and conditions of the Agreement are incorporated herein by reference and shall have full force and effect between the parties in the interpretation of this Exhibit.

2 DEFINITIONS. Capitalized terms in this Exhibit have the meanings stated below or defined in the Agreement.

         2.1 "Software" means binary code and Program Tools or binary code produced from Program Tools that are linked or included in Developer Product pursuant to the Supplement and is subject to all terms and conditions of that Supplement.

         2.2 "Sublicense" means an executed agreement or shrink-wrap agreement or electronic license that an end user consents to by performing a physical act (e.g., pushing a button on a keyboard) before utilizing the Qualifying Developer Product which at minimum provides the following or equivalent protection to Novell:

                  2.2.1 restricts the number of copies of the Software to one operating copy per Qualifying Developer Product;

                  2.2.2 permits only those number of copies of the Software as are essential to back up or archival use of the Software;

                  2.2.3 states that no title to the intellectual property contained in the Software is transferred to the sublicensee and it is retained by Novell;

                  2.2.4 represents that the human readable code of the Software (source code) is not sublicensed to the sublicensee;

                  2.2.5 restricts sublicensees from de-compiling and reverse assembling the software to discover the source code; and

                  2.2.6 prohibits time-sharing, lease, rental, distribution, transfer, sublicense, and unauthorized use of the software, without prior written consent.

3        LICENSES AND RESTRICTIONS.

         3.1 Distribution License. Subject to the terms and conditions of this Exhibit and the Agreement, Novell grants to Developer, and Developer accepts, a non-exclusive, non-transferable, world-wide license to reproduce and distribute (directly or indirectly) the Qualifying Developer Products, being the Developer Products identified below that are found to meet the Qualifying Developer Product requirements, but only under a Sublicense between Developer and its end users or, in the case of distribution through Developer's OEM customer, Developer must obtain binding contractual assurances that Developer's OEM customers will only distribute the Qualifying Developer Products under a Sublicense between Developers OEM customer and its end users.

                       Developer Product Title:________________________________

                       NEST Components Licensed:_______________________________

                       Developer Product Title:________________________________

                       NEST Components Licensed:_______________________________

                       Developer Product Title:________________________________

                       NEST Components Licensed:_______________________________

                  Product names identified in this Section are solely to assist Novell in program administration, but not for trademark licensing purposes. Novell reserves the right to take action in the event any Developer Product name violates Novell rights.

4 CONSIDERATION. In exchange for the rights granted by Novell to Developer under this Exhibit, Developer agrees to pay Novell a per copy royalty per the number of copies of the Qualifying Developer Products it transfers, sells, sublicenses or authorizes for use. A non-refundable royalty payment ("Non-refundable Royalty Payment") is set forth in the Royalty Schedule section below. Notwithstanding the foregoing, Developer will report all such royalties due to Novell on a monthly basis using calendar quarters.

         4.1 Monthly Royalty. In addition, Developer shall pay to Novell a royalty based upon the number of copies of each Qualifying Developer Product transferred, sold or licensed by Developer. Royalties shall accrue upon transfer, sale or license of Qualifying Developer Products by Developer and shall be paid to Novell no later than forty-five (45) days after the end of each month.

         4.2 Minimum Royalty. Developer shall pay to Novell a guaranteed annual minimum royalty of 30 Thousand Dollars for the Qualifying Developer Product that includes the NEST Client Requester and/or NetWare IPX/SPX Modules. In addition, should Qualifying Developer Products also include the NPrinter modules, Developer shall pay to Novell a guaranteed annual minimum royalty of 60 Thousand Dollars.

         4.3 Audit. Developer shall maintain complete and accurate accounting records, in accordance with generally accepted accounting practices, to support and document royalty amounts due under this Exhibit and shall retain such records for three
                  (3) years after payment is made. Developer shall, upon written request of Novell, provide audit access to such records to Novell. If Developer so decides, a mutually acceptable independent accounting firm may conduct the audit at Developer's expense. Such access shall be granted only during normal business hours and no more frequently than once in each calendar year. All information received during the audit shall be held in confidence by the parties.

         4.4      Royalty Schedule


Item                       Base Price                 Discount               Schedule
                                                         Units             Percentage

IPX / SPX                       $2.00                    5,000                   100%
NEST Requester                  $4.00                   10,000                    90%
PServer/NPrinter                $6.00                   25,000                    85%
                                                        50,000                    80%
                                                       100,000                    70%
                                                       250,000                    60%
                                                       500,000                    55%
                                                     1,000,000                    45%
                                                     5,000,000                    35%
                                                    10,000,000                    25%

5        DEVELOPER'S DUTIES.

         5.1 Qualifying Developer Products. Qualifying Developer Products may only be sublicensed and distributed according to the terms and conditions of this Exhibit.

         5.2 Operating System Companies. Notwithstanding any other provision(s) of this Agreement, Developer agrees that it may not authorize the distribution of all or any portion of the Qualifying Developer Products through companies that design, develop, or market computer operating systems without the prior written consent of an authorized Novell representative.

         5.3 Protection. Developer agrees to take all reasonable steps to protect the Program Tools and related Documentation Tools from unauthorized copying or use. The source code of the Program Tools provided in binary form represents and embodies trade secrets of Novell which are not licensed to Developer. Developer agrees not to reverse assemble or reverse compile this binary code to discover the source code.

         5.4 Documentation. Developer agrees to include a conspicuous statement in its documentation identifying Developer as the primary support contact for the

                  Qualifying Developer Products distributed by Developer. Upon request, Developer agrees to provide Novell with three copies of its then current documentation.

         5.5 End-user support. Developer agrees to provide all technical support for all aspects of the Qualifying Developer Product.

         5.6 Yes Logo. Developer agrees to prominently display the Yes Logo on Qualifying Developer Product, and all marketing materials, product packaging, and advertising material related to Qualifying Developer Product; to emphasize the Yes Logo in at least one Qualifying Developer Product advertisement, Qualifying Developer Product line advertisement, or corporate positioning advertisement in an appropriate national publication; and provide appropriate product and program descriptions in all materials bearing the Yes Logo.

6        TERM AND TERMINATION.

         6.1 Term. The term of this Exhibit shall be one year from the Distribution License Effective Date of and shall automatically renew for successive one year periods unless either party provides thirty (30) days or more prior written notice of its intent to terminate this Exhibit.

         6.2 Termination for Convenience. Either party may terminate this Exhibit and the licenses granted by Novell under the Licenses and Restrictions Section of this Exhibit at any time without cause by giving 180 calendar days' prior written notice to the other party. In the case that Novell exercises it right to terminate for convenience, Developer may distribute Qualifying Developer Product then in inventory for which Developer has already paid royalties.

7        SIGNATURES.

NOVELL, INC.                                (DEVELOPER)________________________
Signature:__________________________        Signature:_________________________

Name:_______________________________        Name:______________________________

Title:______________________________        Title:_____________________________

Date:_______________________________        Date:______________________________